Item 77  | Sub-Item 77 Q1  | Exhibits

(a) Copies of any material amendments to the registrant's charter or bylaws:
1. Certificate of Trust, dated May 5, 2017, is incorporated by reference to Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A, filed previously on June 30, 2017 (SEC Accession No. 0000898432-17-000693).

2. Agreement and Declaration of Trust, dated May 5, 2017, is incorporated by reference to Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A, filed previously on June 30, 2017 (SEC Accession No. 0000898432-17-000693).

3. By-laws, dated May 5, 2017, is incorporated by reference to Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A, filed previously on June 30, 2017 (SEC Accession No. 0000898432-17-000693).
(e) Copies of any new or amended registrant investment advisory contracts
1. Investment Advisory Agreement between Registrant and Carillon Tower Advisers, Inc. ("Carillon Tower"), is incorporated by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement on Form N-1A, filed previously on December 22, 2017 (SEC Accession No. 0000898432-17-001322).
2. Subadvisory Agreement between Carillon Tower and ClariVest Asset Management LLC ("ClariVest") with respect to Carillon ClariVest Capital Appreciation Fund, is incorporated by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement on Form N-1A, filed previously on December 22, 2017 (SEC Accession No. 0000898432-17-001322).
3. Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest International Stock Fund, is incorporated by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement on Form N-1A, filed previously on December 22, 2017 (SEC Accession No. 0000898432-17-001322).
4. Subadvisory Agreement between Carillon Tower and Cougar Global Investments Limited, is incorporated by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement on Form N-1A, filed previously on December 22, 2017 (SEC Accession No. 0000898432-17-001322).
5. Subadvisory Agreement between Carillon Tower and Eagle Asset Management, Inc., is incorporated by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement on Form N-1A, filed previously on December 22, 2017 (SEC Accession No. 0000898432-17-001322).
6. Subadvisory Agreement between Carillon Tower and Scout Investments, Inc., is incorporated by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement on Form N-1A, filed previously on December 22, 2017 (SEC Accession No. 0000898432-17-001322).
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